Subsequent Events	6 Months Ended
Jun. 30, 2026
Subsequent Events [Abstract]
Subsequent Events

19. Subsequent Events

On September 9, 2026, the Company entered into a non-binding term sheet in connection with a proposed strategic investment in Long Way Fortune (“Target”), a residential solar-plus-storage business with operations currently in Australia and Singapore. The term sheet contemplates an initial 20% minority investment in the Target with the potential for the Company to increase its ownership interest in the Target to up to 51% over time, subject to agreed conditions and performance milestones. The transaction will be a stock-for-stock investment in the Target at an overall implied equity value of US$490 million, with the Company’s consideration being stock-linked and subject to a delayed schedule of release over the next few years. The term sheet is non-binding and does not obligate the Company to consummate the proposed investment.